FIRST QUARTER 1996



                    FINANCIAL SUPPLEMENT

















                        FIRST COLONY
                        CORPORATION

                           TABLE OF CONTENTS


Quarterly Sales and Financial Summary             3&4

Per Share Analysis                                5

Segment Summary                                   6

Operating Segment Data:
        Annual Life Insurance                     7
        SPIA                                      8
        Accumulation Products                     9

Segment Analysis                                  10

Balance Sheet                                     11

Income Statement                                  12

Shareholders Equity Statement                     13

Cash Flow Statement                               14

Investment Summary                                15, 16, 17, & 18

Analyst Coverage                                  19

Common Stock Data                                 19

Ratings                                           19




         Questions regarding this financial report should be referred to:

                     April A. Keesee, CMA
                   Assistant Vice President
                 Director - Investor Relations

                     Phone: (804) 948-5709
                      Fax: (804) 948-5749

                 Interim results are unaudited

First Colony Corporation                                                                                                 3
Quarterly Sales and Financial Summary

(In millions of dollars)

                                                                 1996                                      1995

                                                              % Change From
                                                     1st Qtr      1Q95      1st Qtr.   2nd Qtr.  3rd Qtr.  4th Qtr.       Year

 Life insurance sales volume:                       $12,135.3     13%     $10,716.8  $10,498.7  $9,884.7  $10,380.0    $41,480.2

 Premium sales:
   Annual Life insurance                                 35.8      6%          33.7       32.4      31.4       31.3        128.8
   SPIA                                                 143.8      6%         135.1      177.3     168.6      186.6        667.6
   Accumulation products                                 12.0    -82%          66.0      125.9      28.5       11.2        231.6

 Selected Income Statement Data
   Premium Revenue - Life insurance                      92.1     17%          79.0       85.0      85.9       94.2        344.1
                   - SPIA                                85.4      6%          80.7      106.1     100.2      115.5        402.5

   Total premium revenue                                177.5     11%         159.7      191.1     186.1      209.7        746.6
   Net investment income                                196.2      9%         179.5      184.0     191.5      192.0        747.0
   Mortality, surrender and administrative charges       27.7      7%          25.9       25.6      26.9       27.5        105.9

   Total revenues excluding realized gains              401.4     10%         365.1      400.7     404.5      429.2      1,599.5

   Debt service costs                                     3.1      3%           3.0        3.0       3.1        3.0         12.1
   Benefits, claims and expenses                        348.1      8%         322.5      354.2     354.0      378.2      1,408.9
   Guaranty fund provision                                0.0       -           0.0        0.0       0.0        4.0          4.0

   Pretax operating income          (a)                  50.2     27%          39.6       43.5      47.4       48.0(b)     178.5(b)
   Income tax on operations                              17.8     28%          13.9       15.3      16.6       15.5         61.3
   Tax effect on guaranty fund provision                  0.0       -           0.0        0.0       0.0        1.4          1.4

   After-tax operating income                            32.4     26%          25.7       28.2      30.8       31.1(b)     115.8(b)

   Realized gains on investments                         10.3    -10%          11.5       20.9       4.6       21.9         58.9
   Amortization effect related to realized gains         -0.3      0%          -0.3        0.2       0.7       -0.3          0.3
   Income tax on realized gains                           3.5    -13%           4.0        7.5       1.8        7.7         21.0

   Net realized gains                                     6.5    -10%           7.2       13.6       3.5       13.9         38.2

   Net income                                            38.9     18%          32.9       41.8      34.3       45.0        154.0
   Preferred dividends                                    0.9     29%           0.7        1.0       0.7        1.0          3.4
   Net income available to common shareholders           38.0     18%          32.2       40.8      33.6       44.0        150.6

   Total income taxes incurred                           21.3                  17.9       22.8      18.4       23.2         82.3
   Effective tax rate - Operations                       35.3%                 35.0%      35.3%     34.9%      35.2%        35.1%

 Total revenues including realized gains                411.7      9%         376.6      421.6     409.1      451.1      1,658.4


  (a) Excludes net realized investment gains (losses) and the effect of related amortization.
  (b) Excluding $4.0 pretax ($2.6 after-tax), or $0.05 per share guaranty fund provision.


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
First Colony Corporation                                                                                    4
Quarterly Sales and Financial Summary
(In millions of dollars except per share data)


                                                        Actual 1996                             Actual 1995

                                                              % Change
                                                                from
                                                    1st Qtr.    1Q95          1st Qtr.  2nd Qtr.  3rd Qtr.  4th Qtr.   Year


 Earnings per share ( based on 49.4 million shares):
     Operating income                                 $0.64      25%             $0.51    $0.55    $0.61    $0.61(a)  $2.28(a)
     Net realized gains and losses                    $0.13      -7%             $0.14    $0.28    $0.07    $0.28     $0.77
     Net income available to common shareholders      $0.77      18%             $0.65    $0.83    $0.68    $0.84     $3.00


 (a) Excludes $0.05 per share guaranty fund provision.


                                                              % Change  % Change
                                                            From 12/95  From 3/95
 Selected Balance Sheet and In-Force Data:
     Amounts including FASB 115
         Total investments                           $9,305      -1%       12%    $8,322   $8,848   $9,033   $9,386   $9,386
         Total assets                                10,718       0%       12%     9,529   10,085   10,318   10,721   10,721
         Shareholders' equity                         1,354      -9%       19%     1,139    1,299    1,340    1,484    1,484
         Book value per common share                 $25.81      -9%       20%    $21.47   $24.69   $25.50   $28.44   $28.44

    Amounts excluding FASB 115
         Total investments                           $9,206       2%       10%    $8,379   $8,694   $8,860   $9,017   $9,017
         Total assets                                10,635       2%       11%     9,584    9,956   10,171   10,400   10,400
         Shareholders' equity                         1,300       2%       11%     1,175    1,215    1,245    1,276    1,276
         Book value per common share                 $24.71       2%       11%    $22.19   $23.00   $23.57   $24.22   $24.22

     Long-term debt                                     175       0%        0%       175      175      175      175      175
     Pfd. Stock                                          80       0%        0%        80       80       80       80       80
     Life insurance in force                        185,160       5%       21%   152,758  160,243  166,881  176,919  176,919

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
                                                                                                           5
                                                            PER SHARE ANALYSIS

                                                        % Change from
                                                 1Q96       1Q95          1Q95     2Q95     3Q95     4Q95     1995

Operating Income                                $0.64        25%         $0.51    $0.55    $0.61    $0.61(a)  $2.28(a)

Net Realized Investment Gains/Losses             0.13        -7%          0.14     0.28     0.07     0.28      0.77


Net Income                                       0.77        18%          0.65     0.83     0.68     0.84      3.00

Book Value per
Common Share:    Including FASB 115             25.81        20%         21.47    24.69    25.50    28.44     28.44
                 Excluding FASB 115             24.71        11%         22.19    23.00    23.57    24.22     24.22

Shares used in
computations (000)                             49,372                   49,354   49,361   49,414   49,388    49,377


(a) Excludes $0.05 per share guaranty fund provision.

                                                                                                        6
                                                               SEGMENT SUMMARY

                                                      % Change from
                                                 1Q96     1Q95         1Q95     2Q95     3Q95     4Q95       1995

Revenues  (millions)
Excluding Realized Investment Gains
and Losses:
        Annual Life Insurance              $    143.0      13%        126.5    129.9     135.1    143.3       534.8
        SPIA                                    201.5       9%        185.2    214.7     212.7    229.6       842.2
        Accumulation Products                    56.9       7%         53.4     56.1      56.7     56.3       222.5
        TOTAL                              $    401.4      10%        365.1    400.7     404.5    429.2     1,599.5

Operating Earnings  (millions)
Excluding Realized Investment  Gains
and Losses:
        Annual Life Insurance              $     23.9      25%         19.1     22.7      25.9     22.7(a)     90.4(a)
        SPIA                                     14.1      28%         11.0     10.3      11.0     12.6(a)     44.9(a)
        Accumulation Products                    12.2      28%          9.5     10.5      10.5     12.7(a)     43.2(a)
        TOTAL                              $     50.2      27%         39.6     43.5      47.4     48.0(a)    178.5(a)

Assets  (including FASB 115)
        Annual Life Insurance              $  2,224.9      18%      1,887.6  1,963.6   2,018.5  2,129.3     2,129.3
        SPIA                                  5,806.3      14%      5,071.7  5,368.2   5,538.5  5,822.8     5,822.8
        Accumulation Products                 2,686.8       5%      2,569.3  2,753.2   2,760.6  2,768.5     2,768.5
                                           $ 10,718.0      12%      9,528.6 10,085.0  10,317.6 10,720.6    10,720.6

Assets  (excluding FASB 115)
        Annual Life Insurance              $  2,227.5      17%      1,899.4  1,956.0   2,007.7  2,107.4     2,107.4
        SPIA                                  5,761.4      13%      5,112.9  5,305.9   5,460.7  5,631.8     5,631.8
        Accumulation Products                 2,645.7       3%      2,571.3  2,694.5   2,702.2  2,661.0     2,661.0
                                           $ 10,634.6      11%      9,583.6  9,956.4  10,170.6 10,400.2    10,400.2


(a) Excluding $4.0 pretax ($2.6 after-tax), or $0.05 per share guaranty fund provision.

                                                                                                         7

                                                       OPERATING SEGMENT DATA
                                                        ANNUAL LIFE INSURANCE
Dollars in millions
                                                        % Change from
                                                 1Q96        1Q95         1Q95     2Q95     3Q95     4Q95       1995

Ordinary Life Insurance Sales:
        Volume                             $ 12,126.0         14%     10,679.0 10,401.5  9,844.8  10,367.7   41,293.0
        Premium                            $     35.8          6%         33.7     32.4     31.4      31.3      128.8
        # Policies                             43,889         10%       40,010   41,307   38,595    39,623    159,535
Life Insurance in Force
by Face Amount                             $  185,160         21%      152,758  160,243  166,881   176,919    176,919

Revenues:
        Operating                          $    143.0         13%        126.5    129.9    135.1     143.3      534.8
        Realized Investment Gains
         and Losses (net)                  $      0.2        -96%          5.7      9.4      1.3       0.6       17.0

Income Before Income Taxes:
        Operating                          $     23.9         25%         19.1     22.7     25.9      22.7(a)    90.4(a)
        Realized Investment Gains
         and Losses (net)                  $      0.2        -96%          5.7      9.4      1.3       0.6       17.0
        DAC Amortization                   $      0.0          0%          0.0      0.3     (0.2)      0.0        0.1

Assets  (including FASB 115)               $  2,224.9         18%      1,887.6  1,963.6  2,018.5   2,129.3    2,129.3
        (excluding FASB 115)               $  2,227.5         17%      1,899.4  1,956.0  2,007.7   2,107.4    2,107.4


(a) Excluding $1.1 pretax ($0.7 after-tax), or $0.01 per share guaranty fund provision.

                                                                                                 8
                                                              OPERATING SEGMENT DATA
                                                         SINGLE PREMIUM IMMEDIATE ANNUITIES

Dollars in millions
                                                         % Change from
                                                 1Q96         1Q95        1Q95     2Q95     3Q95     4Q95       1995

Premium Sales:                             $    143.8           6%       135.1    177.3    168.6    186.6      667.6

# Contracts Sold:                               1,356         -19%       1,674    1,824    1,708    1,813      7,019

Revenues:
        Operating                          $    201.5           9%       185.2    214.7    212.7    229.6      842.2
        Realized Investment Gains
         and Losses (net)                  $     12.5         184%         4.4      9.9      5.2     19.4       38.9

Income Before Income Taxes:
        Operating                          $     14.1          28%        11.0     10.3     11.0     12.6(a)    44.9(a)
        Realized Investment Gains
         and Losses (net)                  $     12.5         184%         4.4      9.9      5.2     19.4       38.9
        DAC  Amortization                  $      0.0           0%         0.0      0.0      0.0      0.0        0.0

Assets  (including FASB 115)               $  5,806.3          14%     5,071.7  5,368.2  5,538.5  5,822.8    5,822.8
        (excluding FASB 115)               $  5,761.4          13%     5,112.9  5,305.9  5,460.7  5,631.8    5,631.8


(a) Excluding $2.3 pretax ($1.5 after-tax), or $0.03 per share guaranty fund provision.

                                                                                                 9
                                                      OPERATING SEGMENT DATA
                                                      ACCUMULATION PRODUCTS*
Dollars in millions.
                                                        % Change from
                                                 1Q96        1Q95         1Q95     2Q95     3Q95     4Q95      1995

Premium Sales:                             $     12.0        -82%         66.0    125.9     28.5     11.2      231.6

# Contracts Sold:                                 296        -79%        1,442    1,794    1,005      245      4,486

Revenues:
        Operating                          $     56.9          7%         53.4     56.1     56.7     56.3      222.5
        Realized Investment Gains
         and Losses (net)                  $     (2.4)       -271%         1.4      1.6     (1.9)     1.9        3.0

Income Before Income Taxes:
        Operating                          $     12.2          28%         9.5     10.5     10.5     12.7(a)    43.2(a)
        Realized Investment Gains
         and Losses (net)                  $     (2.4)       -271%         1.4      1.6     (1.9)     1.9        3.0
        DAC Amortization                   $     (0.3)          0%        (0.3)    (0.1)     0.9     (0.3)       0.2

Assets  (including FASB 115)               $  2,686.8           5%     2,569.3  2,753.2  2,760.6  2,768.5    2,768.5
        (excluding FASB 115)               $  2,645.7           3%     2,571.3  2,694.5  2,702.2  2,661.0    2,661.0


* Accumulation Products include Single Premium Deferred Annuities and Single Premium Whole Life Insurance.

(a) Excluding $0.6 pretax ($0.4 after-tax), or $0.01 per share guaranty fund provision.

                                                                                          10
                                               SEGMENT ANALYSIS


Reserves   (billions)


   At March 31, 1995                               At March 31, 1996
   Total Reserves $7.7                             Total Reserves $8.6

                                     % of                                             % of
   Segment                Reserves   Total         Segment             Reserves       Total

   Life                       $1.1    14.3%        Life                    $1.3        15.1%

   Accumulation Products      $2.4    31.2%        Accumulation Products   $2.5        29.1%

   Immediate Annuities        $4.2    54.5%        Immediate Annuities     $4.8        55.8%

Operating Earnings


      At March 31, 1995                          At March 31, 1996

                             % of                                         % of
   Segment                   Total            Segment                     Total

   Life                       48.2%           Life                         47.6%

   Accumulation Products      24.0%           Accumulation Products        24.3%

   Immediate Annuities        27.8%           Immediate Annuities          28.1%

            FIRST COLONY CORPORATION AND SUBSIDIARIES
              CONDENSED CONSOLIDATED BALANCE SHEETS
                         (In Thousands)
                        (1996 Unaudited)

                                                    March 31       December 31
                                                      1996            1995
Investments:
  Fixed maturities held to maturity, at
   amortized cost:
    Bonds (Fair value: 1996, $4,345,009;
    1995, $4,660,947)                              $ 4,069,067     $ 4,070,476


  Fixed maturities available for sale,
   at fair value:
    Bonds (Amortized cost: 1996, $4,468,066;
     1995, $4,242,361)                               4,564,479       4,602,319
    Preferred stock, redeemable (Amortized
     cost: 1996, $74,540; 1995, $77,465)                85,717          96,479

  Equity securities, at market value
    Preferred stock, nonredeemable (cost: 1996,
     $253,130; 1995, $274,328)                         284,893         321,118
    Common stock (cost: 1996, $28,766;
     1995, $28,476)                                     35,568          32,935

  Other invested assets                                265,187         262,651

      Total investments                              9,304,911       9,385,978

Cash and cash equivalents                               22,447          46,125
Accrued investment income                              171,207         161,689
Deferred policy acquisition costs                      938,381         874,586
Reinsurance receivable                                 125,375         115,344
Other assets and goodwill                              155,662         136,887
      Total assets                                 $10,717,983     $10,720,609



      LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
  Policy liabilities and policyholder funds          8,795,303       8,639,242
  Other liabilities                                    154,937          93,881
  Long-term debt                                       174,847         174,843
  Deferred income taxes                                238,438         328,238

      Total liabilities                              9,363,525       9,236,204

Shareholders' equity:
  Preferred stock                                       80,000          80,000
  Common stock                                         312,913         312,888
  Net unrealized appreciation
      of fixed maturities                               54,195         208,288
  Net unrealized appreciation
      of equity securities                              26,400          34,644
  Retained earnings unappropriated                     880,950         848,585
      Total shareholders' equity                     1,354,458       1,484,405


      Total liabilities and shareholders' equity   $10,717,983     $10,720,609

           FIRST COLONY CORPORATION AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF INCOME
            (In Thousands Except Per Share Amounts)
                          (Unaudited)


                                              Three months ended
                                                   March 31
                                              1996         1995
Revenues:

  Life insurance premiums                 $   92,106   $   79,010
  Life contingent annuity premiums            85,360       80,722
      Total premiums                         177,466      159,732

  Net investment income                      196,231      179,467
  Mortality, surrender &
    administrative charges                    27,725       25,865
  Realized gains on investments               10,301       11,468
      Total revenues                         411,723      376,532
Benefits:
  Life and annuity benefits paid             133,488      117,353
  Increase in reserves                       174,658      170,164
      Total benefits                         308,146      287,517
Expenses:
  Commissions                                  7,977        8,749
  General and administrative and
    other expenses                            17,440       15,789
  Amortization of intangible assets           14,892       10,695
  Debt service cost                            3,069        3,025
      Total expenses                          43,378       38,258
      Total benefits and expenses            351,524      325,775

Income before income taxes                    60,199       50,757
Income taxes                                  21,276       17,822
Net income                                    38,923       32,935

Dividends on preferred stock                     888          749
Earnings available for common
shareholders                              $   38,035    $  32,186
Net income per share of common
  stock                                   $     0.77    $    0.65
Cash dividends paid per share of
  common stock                            $    0.115   $    0.100
Shares used to compute net income
  per share of common stock                   49,372       49,354

                 FIRST COLONY CORPORATION AND SUBSIDIARIES
             CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
                          (In Thousands)
                           (Unaudited)


                                                 Three Months Ended
                                                      March 31
                                             1996                  1995

                                       Shares    Amounts     Shares    Amounts

Preferred Stock, no par value
  (authorized 15,000 shares
   issued and outstanding 3,200)
  Beginning and ending balance          3,200  $  80,000      3,200   $  80,000

Common Stock, no par value
  (authorized 150,000 shares issued
   and outstanding 49,303 in 1996
   and 49,301 in 1995)
  Beginning balance                    49,302  $ 312,888     49,301   $ 312,879
  Exercise of stock options                 1         25
  Ending balance                       49,303    312,913     49,301     312,879

Net unrealized appreciation
(depreciation) of fixed maturities:
  Beginning balance                              208,288               (114,937)
  Net change in unrealized gains
    (losses) net of (i) deferred
    taxes (benefit) of ($82,973) in 1996
    and $42,631 in 1995; (ii) deferred
    policy acquisition costs of
    ($32,800) in 1996 and $24,200 in
    1995.                                       (154,093)                79,173
  Ending balance, net of (i)
    deferred taxes (benefit) of $29,182 in
    1996 and ($19,258) in 1995; (ii)
    deferred policy acquisition
    costs of $16,000 in 1996 and
    ($2,800) in 1995.                             54,195                (35,764)

Net unrealized appreciation of
equity securities:
  Beginning balance                               34,644                 16,293
  Net change in unrealized gains
    (losses) net of deferred taxes (benefit)
    of $(4,439) in 1996 and $10,025
    in 1995.                                      (8,244)                18,618
  Ending balance, net of deferred
    taxes of $12,166 in 1996 and
    $16,749 in 1995.                              26,400                 34,911

Retained earnings:
  Beginning balance                              848,585                720,307
  Net income                                      38,923                 32,935
  Cash dividends to shareholders:
    Preferred stock                                 (888)                  (749)
    Common stock                                  (5,670)                (4,930)
Ending balance                                   880,950                747,563

Total shareholders' equity                    $1,354,458             $1,139,589

                     FIRST COLONY CORPORATION AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (In Thousands)
                                    (Unaudited)

                                                        Three Months Ended
                                                             March  31
                                                          1996        1995


Cash and cash equivalents at beginning of period     $    46,125   $  54,817

Cash flows from operating activities:
  Net income                                              38,923      32,935
  Adjustments to reconcile net income to cash
      provided from operating activities:
    Increase in policy liabilities
       and accruals                                      103,015     114,624
    Depreciation, depletion and amortization              16,304      12,029
    Federal income taxes                                  12,065      27,026
    Accrual of discounts on fixed maturities             (23,861)    (23,377)
    Deferred policy acquisition costs                    (45,370)    (47,389)
    Realized (gains)/losses on investments               (10,301)    (11,468)
    Other                                                (22,083)    (19,060)
         Net cash provided from
         operating activities                             68,692      85,320

Cash flows used in investing activities
  Fixed maturities available-for-sale:
    Purchases                                           (321,903)   (277,850)
    Sales                                                 23,294     157,614
    Maturities, calls and redemptions                     77,506      25,460


  Fixed maturities held-to-maturity:
    Purchases                                            (28,879)   (172,452)
    Maturities, calls and redemptions                     53,472      22,644


  Purchase of other investments                           (1,753)    (18,301)
  Sale or maturity of other investments                   28,648      24,188
  Other                                                   (2,605)    (15,544)
        Net cash used by
        investing activities                            (172,220)   (254,241)

Cash flows from financing activities:
  Investment contracts                                    23,303     111,800
  Universal life contracts                                25,099      32,098
  Dividend to shareholders                                  (946)     (5,720)
  Other                                                   32,394
        Net cash provided from
        financing activities                              79,850     138,178

Decrease in cash and cash equivalents                    (23,678)    (30,743)

Cash and cash equivalents at end of period            $   22,447   $  24,074

                                       INVESTMENT SUMMARY

        Bond and Note Portfolio
        Quality Ratings by Par Value

        At March 31, 1996                             At December 31, 1995


         Quality         % of                          Quality           % of
          Rating       Portfolio                        Rating         Portfolio

            Aaa            25%                            Aaa              26%
            Aa              8%                            Aa                7%
            A              36%                            A                37%
            Baa            29%                            Baa              28%
      below Baa             2%                      below Baa               2%







        Bond Portfolio Composition
        by Par Value

        At March 31, 1996                           At December 31, 1995


                          % of                                            % of
           Type          Portfolio                       Type          Portfolio

        Public Bonds         57%                      Public Bonds         56%
        Private Placements   27%                      Private Placements   27%
        CMO's                16%                      CMO's                17%

                                   INVESTMENT SUMMARY


Book Value of Securities Called/Prepaid
($ millions)



                 Bonds                                      CMO's


        Period          Book Value                   Period       Book Value

         1Q94             $ 107                       1Q94          $ 185

         2Q94             $  64                       2Q94          $  58

         3Q94             $  25                       3Q94          $  23

         4Q94             $  12                       4Q94          $  24

         1Q95             $  19                       1Q95          $  10

         2Q95             $  35                       2Q95          $  22

         3Q95             $  30                       3Q95          $  23

         4Q95             $  99                       4Q95          $  27

         1Q96             $  61                       1Q96          $  50



Bonds Currently Callable in 1996
Book Value:

                           -    $812 million - Total

                           -    $464 million - With Coupons in Excess of 8.00%
                           -    $234 million - With Coupons in Excess of 9.00%



Portfolio at March 31, 1996


($ millions)                                        Carrying   % of
                                                    Value     Total

                 Bonds                              $8,633.5    92.5
                 Preferred Stock                       370.6     4.0
                 Common Stock                           35.6     0.4
                 Mortgage Loans                          0.2     0.0
                 Real Estate                             7.5     0.1
                 Policy Loans                          212.6     2.3
                 Other                                  34.0     0.4
                 Cash and Short Term                    33.3     0.3
                                                    $9,327.3   100.0



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                                                                         17


                               INVESTMENT SUMMARY


                     QUARTERLY PRE-TAX REALIZED GAINS/LOSSES



                                            Gains/Losses
                            Period         (in millions)


                             1Q94            $ 24.3

                             2Q94            $  1.7

                             3Q94            $ (3.1)

                             4Q94            $(35.0)

                             1Q95            $ 11.5

                             2Q95            $ 20.9

                             3Q95            $  4.6

                             4Q95            $ 21.9

                             1Q96            $ 10.3






                                 PORTFOLIO YIELD
                               (excluding FASB 115)


                               Period         Yield


                                 88            11.3%

                                 89            11.2%

                                 90            10.7%

                                 91            10.4%

                                 92            10.3%

                                 93             9.8%

                                 94             8.9%

                                 95             8.9%

                               1Q96             8.8%

                          INVESTMENT SUMMARY
Bond Portfolio Par Value by Coupon
3/31/96   (000,000)

                             Total   CMO/Mtg                      Cum
          Public   Private   Bonds   Backed    Total      %        %

 > 11%  $     35 $    296 $    331 $      1 $    332      3.4 %    3.4 %
   10%        88      280      368       22      390      4.0 %    7.4 %
    9%       478      760    1,238      212    1,450     15.0 %   22.4 %
    8%     1,265      424    1,689      439    2,128     22.1 %   44.5 %
    7%     2,055      358    2,413      616    3,029     31.4 %   75.9 %
  < 6%       607      240      847      300    1,147     11.9 %   87.8 %
    0%       951      215    1,166       10    1,176     12.2 %  100.0 %
        $  5,479 $  2,573 $  8,052 $  1,600 $  9,652    100.0 %

Bond Portfolio Par Value by Coupon
12/31/95
                             Total   CMO/Mtg                      Cum
          Public   Private   Bonds   Backed    Total      %        %

 > 11%  $     35 $    292 $    327 $      1 $    328      3.5 %    3.5 %
   10%        88      291      379       33      412      4.4 %    7.9 %
    9%       493      765    1,258      215    1,473     15.6 %   23.5 %
    8%     1,276      424    1,700      467    2,167     23.0 %   46.5 %
    7%     1,917      339    2,256      607    2,863     30.3 %   76.8 %
  < 6%       548      203      751      280    1,031     10.9 %   87.7 %
    0%       953      214    1,167        0    1,167     12.3 %  100.0 %
        $  5,310 $  2,528 $  7,838 $  1,603 $  9,441    100.0 %

CMO Portfolio by Underlying Collateral Rate
3/31/96

                             Book        Par

                 < 7.5%   $   258.9  $   280.0
                 7.5 - 8.5    468.9      490.1
                 8.5 - 9.5    453.4      469.9
                 > 9.5%       307.5      320.0
                          $ 1,488.7  $ 1,560.0

CMO Portfolio by Underlying Collateral Rate
12/31/95

                              Book       Par

                 < 7.5%   $   246.3  $   266.4
                 7.5 - 8.5    457.2      478.0
                 8.5 - 9.5    467.6      484.6
                 > 9.5%       334.7      348.2
                          $ 1,505.8  $ 1,577.2

                              ANALYST COVERAGE


        A. G. Edwards                               Jeffrey Hopson

        Conning & Company                           Paul Goulekas

        CS First Boston                             Vanessa Wilson

        Davenport & Company                         David West

        Fox-Pitt, Kelton                            Ronald McIntosh

        Lehman Brothers                             Edward Spehar

        Merrill Lynch                               Margaret Alexandre

        Morgan Stanley                              Michael Blumstein

        Oppenheimer & Company                       Eric Berg

        Robinson-Humphrey                           Thomas Rosencrants

        Sanford Bernstein                           Sallie Krawcheck

        Schroder Wertheim                           Andrew Kligerman

        Scott & Stringfellow                        Neal Kaplan


                                   COMMON STOCK DATA

                               1Q96             1Q95    2Q95     3Q95    4Q95
High                           26 1/4           23      24 7/8   27 3/4  28 7/8
Low                            23 5/8           20 3/4  21       23 5/8  24
Closing                        23 7/8           22 5/8  24       27 1/8  25 3/8
Avg. Daily Volume              74,935           64,862  100,379  56,349  72,498
Dividends per share            .115             .10     .10      .10     .10
Shares Outstanding (millions)  49.4             49.3    49.4     49.4    49.4


                         FINANCIAL STRENGTH RATINGS

                           A. M. Best       A++
                           Duff & Phelps    AA+
                           Moody's          Aa3
                           S&P              AA+



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